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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2002

                           SPECIAL METALS CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                   000-22029               25-1445468
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)


      4317 MIDDLE SETTLEMENT ROAD
         NEW HARTFORD, NEW YORK                                  23219
(Address of principal executive offices)                      (Zip Code)


                                 (315) 798-2900
              (Registrant's telephone number, including area code)


ITEM 5. Other events.

     On March 27, 2002, the Company announced that it and its U.S. subsidiaries have filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. The petitions were filed in the U.S. Bankruptcy Court for the Eastern District of Kentucky in Lexington. The Company has sufficient funds on hand to finance current operations and is working with its bank group to arrange for debtor in possession financing. The company believes that the reorganization will not interfere with day-to-day operations.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits.       Document Description

                99.1 Press release dated March 27, 2002, announcing Chapter 11 reorganization


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPECIAL METALS CORPORATION

                                         By:    /s/ Robert F. Dropkin
                                             -----------------------------------
                                         Name:  Robert F. Dropkin
                                         Title: Vice President, Secretary and
                                                Chief Legal Counsel


Dated: March 28, 2002



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                                  EXHIBIT INDEX

                           SPECIAL METALS CORPORATION

                           Current report on Form 8-K


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Exhibit No.                          Description
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
99.1                                 Press Release dated March 27, 2002
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